                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        _______________________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                       __________________________________


       Date of Report (Date of earliest event reported): APRIL 16, 1998



                        BAY APARTMENT COMMUNITIES, INC.
               (Exact name of Registrant as specified in charter)



          MARYLAND                     1-12672                77-0404318
----------------------------  ------------------------  ---------------------
(State or other jurisdiction  (Commission file number)      (IRS employer
      of incorporation)                                  identification no.)



          4340 STEVENS CREEK BOULEVARD, SUITE 275, SAN JOSE, CA 95129
        ---------------------------------------------------------------
              (Address of principal executive offices)  (Zip Code)



                                 (408) 983-1500
                                 --------------
              (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS.

        CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION. This Current Report on Form 8-K of Bay Apartment Communities, Inc. (the "Company") contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements contained herein are statements that involve risks and uncertainties, including, but not limited to, the demand for apartment homes, the effects of economic conditions, the impact of competition and competitive pricing, changes in construction costs, the results of financing efforts, potential acquisitions under agreement, the effects of the Company's accounting policies and other risks detailed in the Company's filings with the Securities and Exchange Commission (the "Commission").

        As previously reported in a Current Report on Form 8-K filed with the Commission on March 11, 1998, the Company and Avalon Properties, Inc. ("Avalon") entered into an Agreement and Plan of Merger (the "Merger Agreement") on March 9, 1998. Pursuant to the Merger Agreement, Avalon will merge (the "Merger") with and into the Company, with the Company being the surviving corporation. Pursuant to the Merger Agreement, at the effective time of the Merger each outstanding share of common stock of Avalon (the "Avalon Common Stock") will be converted into the right to receive 0.7683 of a share (the "Exchange Ratio") of common stock of the Company (the "Company Common Stock"). Holders of preferred stock of Avalon will receive shares of comparable preferred stock of the Company on a share-for-share basis. In connection with the Merger, the Company also will assume Avalon's existing indebtedness.

        This Current Report on Form 8-K is filed for the purpose of filing unaudited pro forma condensed financial information giving effect to the Merger. The unaudited pro forma condensed financial information (1) does not necessarily indicate what the actual condensed consolidated financial position or results of operations of the Company and Avalon would have been as of its dates or for the periods presented if the Merger had actually occurred as of those dates, (2) does not purport to represent the future condensed consolidated financial position or results of operations of the Company and Avalon at any future date or for any future periods, and (3) must be read in conjunction with the audited consolidated financial statements and the notes thereto and other financial information contained in (a) the Company's Annual Report on Form 10-K for the year ended December 31, 1997, as amended by Amendment No. 1 on Form 10-K/A and (b) Avalon's Annual Report on Form 10-K for the year ended December 31, 1997, as amended and restated by Amendment No. 1 on Form 10-K/A, all of which are incorporated in this Current Report by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a) Financial Statements of Businesses Acquired

            Not applicable

        (b) Pro Forma Financial Statements

                   UNAUDITED PRO FORMA FINANCIAL STATEMENTS

                         AVALON BAY COMMUNITIES, INC.
                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               DECEMBER 31, 1997

                                  (UNAUDITED)

  The following unaudited Pro Forma Condensed Consolidated Balance Sheet of Avalon Bay Communities, Inc. ("Avalon Bay") as of December 31, 1997 gives effect to the proposed Merger as if the Merger had occurred on December 31, 1997, under the purchase method of accounting in accordance with Accounting Principles Board Opinion No. 16.

  The Avalon Properties, Inc. ("Avalon") Pro Forma Balance Sheet as of December 31, 1997 assumes the acquisition, as of December 31, 1997, of two Minneapolis metropolitan area communities (Carriage Green and Summer Place).

  The Bay Apartment Communities, Inc. ("Bay") Pro Forma Balance Sheet as of December 31, 1997 assumes the acquisition, as of December 31, 1997, of five communities (Warner Oaks, Amberway, Arbor Park, Laguna Brisas and Cabrillo Square).

  The unaudited Pro Forma Condensed Consolidated Balance Sheet is presented for informational purposes only and is not necessarily indicative of what the actual condensed consolidated financial position of Avalon Bay would have been as of December 31, 1997, nor does it purport to represent the future condensed consolidated financial position of Avalon Bay. This information should be read in conjunction with the audited consolidated financial statements and other financial information contained in Avalon's Annual Report on Form 10-K, as amended and restated by Amendment No. 1 on Form 10-K/A, and Bay's Annual Report on Form 10-K, as amended by Amendment No. 1 on Form 10-K/A, in each case for the year ended December 31, 1997, respectively, including the notes thereto, both of which are incorporated by reference herein.

                          AVALON BAY COMMUNITIES, INC.
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               DECEMBER 31, 1997
                                  (UNAUDITED)
              (DOLLARS IN THOUSANDS, EXCEPT PER SHARE INFORMATION)

                                 AVALON        BAY                   AVALON BAY
                               PRO FORMA    PRO FORMA    PRO FORMA   PRO FORMA
                              CONSOLIDATED CONSOLIDATED ADJUSTMENTS CONSOLIDATED
                              ------------ ------------ ----------- ------------
ASSETS
Real estate, net............   $1,492,775   $1,373,908   $535,530    $3,402,213
Cash and cash equivalents...        6,722        3,188        --          9,910
Cash in escrow..............        4,109        1,597        --          5,706
Resident security deposits..        7,812          --         --          7,812
Investments in joint ven-
 tures......................       18,315          --         --         18,315
Deferred financing costs,
 net........................       10,022        7,960    (10,022)        7,960
Deferred development costs..        7,207        3,843        --         11,050
Other assets................       10,462        6,578        --         17,040
                               ----------   ----------   --------    ----------
  TOTAL ASSETS..............   $1,557,424   $1,397,074   $525,508    $3,480,006
                               ==========   ==========   ========    ==========
LIABILITIES AND STOCKHOLD-
 ERS' EQUITY
Notes payable and Unsecured
 Facilities.................   $  533,850   $  577,224   $ 25,000    $1,136,074
Payables for construction...       16,311        4,511        --         20,822
Accrued expenses and other
 liabilities................       18,507        9,411        --         27,918
Resident security deposits..        9,589        6,200        --         15,789
                               ----------   ----------   --------    ----------
  TOTAL LIABILITIES.........      578,257      597,346     25,000     1,200,603
                               ----------   ----------   --------    ----------
Minority interest in Operat-
 ing Partnerships...........       18,157        9,133        --         27,290
                               ----------   ----------   --------    ----------
Stockholders' equity:
 Preferred Stock............           88           83        (27)          144
 Common Stock...............          420          261        (71)          610
 Additional paid-in capital.      987,540      823,520    476,833     2,287,893
 Deferred compensation......       (3,265)         --         --         (3,265)
 Distributions in excess of
  accumulated earnings......      (23,773)     (33,269)    23,773       (33,269)
                               ----------   ----------   --------    ----------
  STOCKHOLDERS' EQUITY......      961,010      790,595    500,508     2,252,113
                               ----------   ----------   --------    ----------
  TOTAL LIABILITIES AND
   STOCKHOLDERS' EQUITY.....   $1,557,424   $1,397,074   $525,508    $3,480,006
                               ==========   ==========   ========    ==========

                         AVALON BAY COMMUNITIES, INC.
                   NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                                 BALANCE SHEET

1.BASIS OF PRESENTATION

  The Avalon Pro Forma Consolidated Balance Sheet as of December 31, 1997 represents Avalon's historical Condensed Consolidated Balance Sheet adjusted to give effect to the purchase of two apartment communities purchased by Avalon in January 1998 as if these communities had been acquired as of December 31, 1997.

  The Bay Pro Forma Consolidated Balance Sheet as of December 31, 1997 represents Bay's historical Condensed Consolidated Balance Sheet adjusted to give effect to the purchase of five apartment communities purchased by Bay in January, February and March 1998 as if these communities had been acquired as of December 31, 1997.

2.PRO FORMA ADJUSTMENTS

    i. Real estate, net: The adjustment reflects the increase in book value of Avalon's real estate assets based upon the Bay purchase of (1) the common stock of Avalon (assuming Bay common stock is valued at $38.6333 per share) based upon the exchange of each outstanding share of common stock of Avalon for .7683 shares of Bay common stock, and (2) the conversion of Avalon preferred stock for substantially equivalent preferred stock of Bay as follows:

   Issuance of 32,249,577 shares of Bay Common Stock
    (assumed value of $38.6333 per share) based on an exchange ratio of .7683 shares of Bay Common Stock for each share of
    Avalon Common Stock...........................................  $1,245,908
   Issuance of Bay Preferred Stock in exchange for Avalon Pre-
    ferred Stock (liquidation price of $25.00 for 8,755,000
    shares of preferred stock)....................................     218,875
   Estimated costs associated with the merger.....................      25,000
                                                                    ----------
   Purchase Price.................................................   1,489,783
   Less: Historical book basis of Avalon's net assets acquired
    (excludes deferred financing costs, net and deferred
    compensation).................................................    (954,253)
                                                                    ----------
   Real estate, net Pro Forma Adjustment..........................  $  535,530
                                                                    ==========

    ii. Deferred financing costs, net: The adjustment reflects the elimination of Avalon deferred financing costs which have no future value to Avalon Bay.

    iii. Notes payable and Unsecured Facilities: The adjustment reflects additional borrowings for the payment of the estimated fees and other expenses relating to the Merger, including, but not limited to, investment banking fees, legal and accounting fees, printing, filing and other related costs.

    iv. Stockholders' Equity: The adjustments to stockholders' equity reflect the issuance of 32,249,577 shares of Bay Common Stock, par value $.01 per share, the exchange of Avalon Preferred Stock for substantially equivalent preferred stock of Bay, and the conversion of Bay Series A Preferred Stock and Bay Series B Preferred Stock for Bay common stock, as follows:

                                                                                    DISTRIBUTIONS
                                                 PAID-IN    PAID-IN                 IN EXCESS OF
                             PREFERRED COMMON    CAPITAL    CAPITAL      DEFERRED    ACCUMULATED
                               STOCK    STOCK  (PREFERRED)  (COMMON)   COMPENSATION   EARNINGS
                              (000'S)  (000'S)   (000'S)    (000'S)      (000'S)       (000'S)
                             --------- ------- ----------- ----------  ------------ -------------
   Issuance of Bay Common
    Stock..................    $ ---    $ 322   $     --   $1,245,586    $   --        $   --
   Avalon Historical
    Stockholders' Equity...      (88)    (420)   (218,787)   (768,753)     3,265        23,773
   Issuance of Bay
    Preferred Stock in
    exchange for Avalon
    Preferred Stock........       88      --      218,787         --         --            --
   Bay assumption of Avalon
    deferred compensation..      --       --          --          --      (3,265)          --
   Bay conversion of Series
    A Preferred Stock and
    Series B Preferred
    Stock..................      (27)      27     (67,818)     67,818        --            --
                               -----    -----   ---------  ----------    -------       -------
   Stockholders' Equity Pro
    Forma Adjustments......    $ (27)   $ (71)  $ (67,818) $  544,651    $   --        $23,773
                               =====    =====   =========  ==========    =======       =======

                         AVALON BAY COMMUNITIES, INC.
             PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                     FOR THE YEAR ENDED DECEMBER 31, 1997
                                  (UNAUDITED)

  The following unaudited Pro Forma Condensed Consolidated Statement of Income of Avalon Bay for the year ended December 31, 1997 gives effect to the proposed Merger as if the Merger had occurred as of January 1, 1997 under the purchase method of accounting in accordance with Accounting Principles Board Opinion No. 16.

  The Avalon Pro Forma Income Statement for the year ended December 31, 1997 assumes that all 1997 and 1998 acquisitions occurred as of January 1, 1997.

  The Bay Pro Forma Income Statement for the year ended December 31, 1997 assumes that all 1997 and 1998 acquisitions occurred as of January 1, 1997.

  The unaudited Pro Forma Condensed Consolidated Statement of Income is presented for informational purposes only and is not necessarily indicative of what the actual consolidated operating results of Avalon Bay would have been for the year ended December 31, 1997, nor does it purport to represent the future condensed consolidated financial results of Avalon Bay. This information should be read in conjunction with the audited consolidated financial statements and other financial information contained in Avalon's Annual Report on Form 10-K, as amended and restated by Amendment No. 1 on Form 10-K/A, and Bay's Annual Report on Form 10-K, as amended by Amendment No. 1 on Form 10-K/A, in each case for the year ended December 31, 1997, respectively, including the notes thereto, both of which are incorporated by reference herein.

                          AVALON BAY COMMUNITIES, INC.
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                  (UNAUDITED)
              (DOLLARS IN THOUSANDS EXCEPT PER SHARE INFORMATION)

                                AVALON        BAY                   AVALON BAY
                              PRO FORMA    PRO FORMA    PRO FORMA   PRO FORMA
                             CONSOLIDATED CONSOLIDATED ADJUSTMENTS CONSOLIDATED
                             ------------ ------------ ----------- ------------
Revenue
 Rental income.............   $  197,081   $  172,081    $   --     $  369,162
 Management fees...........        2,065          --         --          2,065
 Other income..............          928        4,961        --          5,889
                              ----------   ----------    -------    ----------
  Total revenue............      200,074      177,042        --        377,116
                              ----------   ----------    -------    ----------
Expenses
 Operating expenses........       75,589       53,522        --        129,111
 Interest expense..........       27,263       25,486      1,575        54,324
 Depreciation and amortiza-
  tion.....................       33,859       41,881      4,281        80,021
 General and administra-
  tive.....................        5,093        6,308        --         11,401
                              ----------   ----------    -------    ----------
  Total expenses...........      141,804      127,197      5,856       274,857
                              ----------   ----------    -------    ----------
Equity in income of joint
 ventures..................        5,689          --         --          5,689
Interest income............        1,346          375        --          1,721
Other income...............          253          --         --            253
                              ----------   ----------    -------    ----------
Income before gain on sale
 of community, extraordi-
 nary item and minority in-
 terest....................       65,558       50,220     (5,856)      109,922
Gain on sale of community..          677          --         --            677
                              ----------   ----------    -------    ----------
Income before extraordinary
 item and minority inter-
 est.......................       66,235       50,220     (5,856)      110,599
Extraordinary item.........       (1,183)         --         --         (1,183)
                              ----------   ----------    -------    ----------
Income before minority in-
 terest....................       65,052       50,220     (5,856)      109,416
Minority interest in oper-
 ating partnerships........         (936)        (674)       --         (1,610)
                              ----------   ----------    -------    ----------
Net income.................       64,116       49,546     (5,856)      107,806
Dividends attributable to
 preferred stock...........      (19,656)     (16,063)     4,640       (31,079)
                              ----------   ----------    -------    ----------
Net income available to
 common stockholders.......   $   44,460   $   33,483    $(1,216)   $   76,727
                              ==========   ==========    =======    ==========
Income per share before
 extraordinary item--basic.   $     1.24   $     1.29    $   --     $     1.28
                              ==========   ==========    =======    ==========
Income per share before ex-
 traordinary item--diluted.   $     1.23   $     1.28    $   --     $     1.27
                              ==========   ==========    =======    ==========
Net income per share of
 common stock--basic.......   $     1.21   $     1.29    $   --     $     1.26
                              ==========   ==========    =======    ==========
Net income per share of
 common stock--diluted.....   $     1.20   $     1.28    $   --     $     1.25
                              ==========   ==========    =======    ==========
Weighted average number of
 shares of common stock--
 basic.....................   36,762,781   25,929,349        --     60,892,748
                              ==========   ==========    =======    ==========
Weighted average number of
 shares of common stock--
 diluted...................   37,006,148   26,251,442        --     61,458,208
                              ==========   ==========    =======    ==========

                         AVALON BAY COMMUNITIES, INC.
         NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

1.PRO FORMA ADJUSTMENTS

   i. Interest expense: The adjustment is attributable to the interest incurred on funds obtained from the Unsecured Facilities used to pay estimated merger costs.

   ii. Depreciation and amortization: The adjustment results from (1) the net increase in real estate owned as a result of recording the Avalon real estate assets at fair value versus historical cost and (2) conforming the depreciation methodology of Bay to the policies of Avalon Bay. Depreciation is computed on the straight-line method based on an estimated life of 40 years and an allocation of the stepped-up basis to land and building of 20% and 80%, respectively.

       Depreciation on Step-up Adjustment............................. $10,711
       Avalon deferred financing amortization.........................    (968)
       Adjustment to Bay Historical Pro Forma depreciation to reflect the depreciation methods of Avalon Bay........................  (5,462)
                                                                       -------
       Depreciation Pro Forma Adjustment.............................. $ 4,281
                                                                       =======

   iii. Weighted Average number of Common shares outstanding: The Pro Forma weighted average number of common shares outstanding for the year ended December 31, 1997 are computed as follows:

       Bay Pro Forma Weighted Average Shares Outstanding............  25,929,349
       Issuance of Bay stock at an exchange ratio of .7683 shares of
        Bay common stock for each outstanding share of Avalon common stock.......................................................  32,249,577
       Conversion of Bay Series A Preferred Stock and Series B
        Preferred Stock for Bay common stock at an exchange ratio of
        1 share of preferred stock for 1 share of common stock......   2,713,822
                                                                      ----------
       Pro Forma Weighted Average shares Common Stock--Avalon Bay...  60,892,748
                                                                      ==========

        (c) Exhibits

            23.1 Consent of Coopers & Lybrand L.L.P., Independent Accountants.

                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

                                              BAY APARTMENT COMMUNITIES, INC.


                                                  /s/ JEFFREY B. VAN HORN
Dated:  April 16, 1998                        By: ----------------------------
                                              Name:   Jeffrey B. Van Horn
                                              Title:  Vice President, Chief
                                                      Financial Officer and
                                                      Secretary

                                       11